earnings presentation • Second Quarter 2023 Exhibit 99.2

forward looking statements disclosure 2 Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: • economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; • future credit quality and performance, including our expectations regarding future loan losses and our allowance for credit losses; • the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iv) management’s ability to effectively execute its business plans; • mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; • the possibility that any of the anticipated benefits of the Company’s acquisitions will not be realized or will not be realized within the expected time period; • the effect of changes in accounting policies and practices; • changes in consumer spending, borrowing and saving and changes in unemployment; • changes in customers’ performance and creditworthiness; • the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; • current and future economic and market conditions, including the effects of changes in housing prices, fluctuations in unemployment rates, U.S. fiscal debt, budget and tax matters, geopolitical matters, and any slowdown in global economic growth; • the adverse impact on the U.S. economy, including the markets in which we operate, of the novel coronavirus, which causes the Coronavirus disease 2019 (“COVID-19”), global pandemic, and the impact on the performance of our loan and lease portfolio, the market value of our investment securities, the availability of sources of funding and the demand for our products; • our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

forward looking statements disclosure 3 • financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; • the effect of the current interest rate environment or changes in interest rates or in the level or composition of our assets or liabilities on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgage loans held for sale; • the effect of a fall in stock market prices on our brokerage, asset and wealth management businesses; • a failure in or breach of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber attacks; • the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; and • our ability to develop and execute effective business plans and strategies. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2022, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

2Q 2023 results 131st Consecutive Quarter of Profitability 4 • EOP assets increased $156.3 million compared to the linked quarter to $17.1 billion • EOP loans increased $116.8 million compared to the linked quarter to $10.6 billion • Average deposits decreased $98.3 million compared to the linked quarter to $12.7 billion • EOP investment securities decreased $138.0 million compared to the linked quarter Balance Sheet Profitability Asset Quality Income Statement Capital • Noninterest income – $53.3 million; $53.5 million as adjusted1 • Noninterest expense – $120.6 million; $116.9 million as adjusted1 • Efficiency ratio – 56.76%. Adjusted1 efficiency ratio – 54.94% • Effective tax rate of 19.1%. Adjusted1 effective tax rate of 19.3% • Net interest income – $159.2 million • Net interest margin of 4.43% on a GAAP basis; 4.48% on a fully tax equivalent basis1 • Net income – $65.7 million or $0.69 per diluted share. Adjusted1 net income – $68.7 million or $0.72 per diluted share • Return on average assets – 1.55%. Adjusted 1 return on average assets – 1.62% • Return on average shareholders’ equity – 12.32%. Adjusted1 return on average shareholders’ equity – 12.90% • Return on average tangible common equity – 25.27%1. Adjusted1 return on average tangible common equity – 26.46% • Provision expense - $10.7 million • Net charge-offs – $5.7 million. NCOs / Avg. Loans – 0.22% annualized • Classified Assets / Total Assets - 0.81% • NPA / Total Assets – 0.32% • ACL / Total Loans – 1.41% • Total capital ratio – 13.94% • Tier 1 common equity ratio – 11.30% • Tangible common equity ratio – 6.56%. Adjusted1 Tangible common equity ratio – 8.76% • Tangible book value per share – $11.02 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation.

2Q 2023 highlights • Quarterly earnings driven by strong net interest margin and robust fee income • Adjusted1 earnings per share – $0.72 • Adjusted1 return on assets – 1.62% • Adjusted1 pre-tax, pre-provision return on assets – 2.27% • Adjusted1 return on average tangible common equity – 26.46% • End of period loan balances increased during the period, in line with expectations • EOP loan balances increased $116.8 million compared to the linked quarter; 4.5% on an annualized basis • Growth included a $76.4 million increase in residential mortgage loans and a $86.9 million increase in finance leases • Total average deposit balances decreased $98.3 million, or 3.1% annualized • Higher brokered CDs and retail CDs partially offset declines in transactional accounts due to rate pressures • $214.0 million increase in brokered CDs; $95.1 million increase in retail CDs • Decline of $287.2 million in noninterest bearing deposit balances from linked quarter • Average noninterest bearing deposits were 28.8% of average total deposits at June 30, 2023 • Core deposits were stable to increasing from April to June • Net interest margin (FTE) decreased 7 bps, in line with expectations • Lower margin from first quarter driven by increased funding costs • 33 bp increase in asset yields partially offset 40 bp increase in cost of deposits • Adjusted1 noninterest income of $53.5 million • Strong foreign exchange income of $15.0 million, a decrease of $1.9 million, or 11.0%, from linked quarter • Record wealth management fees of $6.7 million • Leasing business revenue of $10.3 million, a decrease of $3.4 million, or 24.9% compared to linked quarter due to shift in product mix • Adjusted1 $0.2 million for losses on investment securities and gain related to the LIBOR cessation 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. 5

2Q 2023 highlights • Adjusted1 noninterest expense of $116.9 million, a 2.0% increase from first quarter • Adjustments1 include $1.0 million tax credit investment writedown, $1.7 million of costs related to online banking conversion and $1.0 million of other costs not expected to recur such as acquisition, severance and branch consolidation costs • Increase driven by annual merit increases and higher marketing costs • Efficiency ratio of 56.8%; 54.9% as adjusted1 • Allowance for credit loss (ACL) and provision expense increased compared to linked quarter • Total ACL of $166.9 million; provision expense of $10.7 million o Loans and leases - ACL of $148.6 million; 1.41% of total loans o Unfunded Commitments - ACL of $18.2 million • Increase in provision expense driven by slower prepayment rates, net charge-offs and loan growth • NPA to total assets of 0.32% • $5.7 million in net charge-offs for the quarter; 22 bps as a percentage of loans on an annualized basis • Classified assets decreased $20.1 million to $138.9 million due to strong resolution efforts • Nonaccrual loans of $53.7 million; $19.1 million increase compared to linked quarter due to the downgrade of two relationships • Capital ratios in excess of targets • Total capital ratio of 13.94% • Tier 1 common equity of 11.30%; 30 basis point increase from linked quarter • Tangible book value increased by $0.26, or 2.4%, to $11.02 due to strong earnings • Tangible common equity increased 9 bps to 6.56%; 8.76%1 excluding ($353.0) million of AOCI • No shares repurchased in second quarter 6 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. .

adjusted net income1 7 The table below lists certain adjustments that the Company believes are significant to understanding its quarterly performance. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliations. All dollars shown in thousands, except per share amounts As Reported Adjusted 1 As Reported Adjusted 1 Net interest income 159,232$ 159,232$ 159,318$ 159,318$ Provision for credit losses-loans and leases 12,719$ 12,719$ 8,644$ 8,644$ Provision for credit losses-unfunded commitments (1,994)$ (1,994)$ 1,835$ 1,835$ Noninterest income 53,258$ 53,258$ 55,543$ 55,543$ less: gains (losses) on security transactions - (466) A - 121 A less: other - 227 A - - A Total noninterest income 53,258$ 53,497$ 55,543$ 55,422$ Noninterest expense 120,615$ 120,615$ 116,693$ 116,693$ less: tax credit investment writedown - 984 A - 104 A less: online banking conversion costs - 1,717 A - 31 A less: other - 1,044 A - 2,000 A Total noninterest expense 120,615$ 116,870$ 116,693$ 114,558$ Income before income taxes 81,150$ 85,134$ 87,689$ 89,703$ Income tax expense 15,483$ 15,483$ 17,286$ 17,286$ plus: after-tax impact of tax credit investment @ 21% - 81 - 82 plus: tax effect of adjustments (A) @ 21% statutory rate - 837 - 423 Total income tax expense 15,483$ 16,401$ 17,286$ 17,791$ Net income 65,667$ 68,733$ 70,403$ 71,912$ Net earnings per share - diluted 0.69$ 0.72$ 0.74$ 0.76$ Pre-tax, pre-provision return on average assets 2.17% 2.27% 2.35% 2.40% 2Q 2023 1Q 2023 profitability 8 Return on Average Assets Return on Avg Tangible Common Equity Diluted EPS 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Efficiency Ratio $0.69$0.74$0.73 $0.59$0.55 $0.72 $0.76 $0.73 $0.61 $0.56 2Q231Q234Q223Q222Q22 Diluted EPS Adjusted EPS 1 1.55%1.69%1.63% 1.35%1.28% 1.62%1.72%1.63% 1.40%1.31% 2Q231Q234Q223Q222Q22 ROA Adjusted ROA 1 25.27% 29.02%29.93% 22.29%20.68% 26.46% 29.64%29.86% 23.12% 21.26% 2Q231Q234Q223Q222Q22 ROATCE Adjusted ROATCE 1 61.8% 69.3% 58.2% 54.3% 56.8%60.9% 58.5% 55.1% 53.3% 54.9% 2Q22 3Q22 4Q22 1Q23 2Q23 Efficiency Ratio Adjusted Efficiency Ratio1

net interest income & margin 9 Net Interest Margin (FTE) 2Q23 NIM (FTE) Progression Net Interest Income All dollars shown in millions 1Q23 4.55% Asset yields/mix 0.34% Deposit & funding costs/mix -0.40% Accretion/other -0.01% 2Q23 4.48% $5.0$4.3$5.0 $4.2 $3.9 $1.1$1.1$1.2 $2.3 $2.6 $159.2$159.3$157.9 $137.9 $117.0 2Q231Q234Q223Q222Q22 Loan Fees Loan Accretion 4.30%4.39%4.28% 3.78% 3.24% 0.14% 0.12% 0.15% 0.12% 0.11% 0.04% 0.04% 0.04% 0.07% 0.08% 4.48% 4.55% 4.47% 3.98% 3.45% 2Q231Q234Q223Q222Q22 Basic Margin (FTE) Loan Fees Loan Accretion

average balance sheet 10 Average Loans Average Securities Average Deposits All dollars shown in millions 1 Includes loans fees and loan accretion $10,514$10,373$10,059$9,597$9,368 7.03%6.63%6.01% 5.05% 4.16% 2Q231Q234Q223Q222Q22 Gross Loans Loan Yield (Gross) 1 $3,560$3,635$3,705$4,003$4,118 4.01%3.94%3.68% 3.11% 2.78% 2Q231Q234Q223Q222Q22 Average Investment Securities Investment Securities Yield $12,714$12,812$12,632$12,371$12,538 1.40% 1.00% 0.51% 0.20%0.09% 2Q231Q234Q223Q222Q22 Total Deposits Cost of Deposits

liquidity and beta profile 11 1Historical data adjusted for the merger with MainSource Financial Group, Inc. using the sum of the individual components. Historical Deposit and Loan Betas1 Total Deposit Beta Loan Beta Liquidity Trends 29% 30% 29% 28% 26% 25% 24% 24% 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Cash + Securities / Assets 24% 33% 27% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-2Q23 Fed Cycle (+500bps) 53% 77% 66% 3Q15-2Q19 Fed Cycle (+225bps) 3Q19-4Q21 Fed Cycle (-225bps) 1Q22-2Q23 Fed Cycle (+500bps) 74% 72% 72% 77% 79% 81% 82% 82% 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 Loans / Deposits Ratio

12 Borrowing Capacity • Interest-bearing deposits with other banks of $485 million • Investment securities portfolio: • 98% of investment portfolio classified as available-for-sale • $626 million of expected cash flow from securities portfolio in next 12 months • $171 million of securities available to be sold at breakeven • $658 million of floating rate securities with minimal losses • Portfolio duration of 4.4 years at June 30, 2023 borrowing capacity & cash/investment liquidity Cash/Investment Liquidity (dollars shown in thousands) FHLB borrowing availability 494,653$ Fed Discount Window availability 891,073 Brokered CDs/Deposit placement services 2,890,971 Fed funds 1,563,000 Total as of June 30, 2023 5,839,697$

loan portfolio 13 Loan LOB Mix (EOP) Net Loan Change-LOB (Linked Quarter) All dollars shown in millions Total growth/(decline): $116.8 million $5.0 -$22.8 -$8.3 -$5.6 $94.2 -$32.4 $87.4 -$0.7 ICRE Commercial & Small Business Banking Oak Street Franchise Summit Consumer Mortgage Other ICRE $3,547 34% Commercial & Small Business Banking $3,344 32% Oak Street $658 6% Franchise $254 2% Summit $485 5% Consumer $926 9% Mortgage $1,334 12% Other $2 0% Total $10.6 Billion

loan concentrations 14 C&I and Owner Occupied CRE Loans by Sector1 Investor CRE Loans by Property Type All dollars shown in millions 1 Excludes Summit Funding Group Property Type 6/30/23 % of Total Loans Residential Multi Family 5+ $1,020.3 9.7% Retail Property 792.1 7.5% Office 485.3 4.6% Industrial 407.5 3.9% Hospital/Nursing Home 323.9 3.1% Hotel 273.4 2.6% Land 97.2 0.9% Residential 1-4 Family 74.6 0.7% Other Real Estate 49.5 0.5% Other 23.5 0.2% Grand Total $3,547.2 33.6% NAICS Sector 6/30/23 % of Total Loans Real Estate and Rental and Leasing $836.8 7.9% Finance and Insurance 756.2 7.2% Manufacturing 578.4 5.5% Accommodation and Food Services 327.5 3.1% Health Care and Social Assistance 251.0 2.4% Construction 225.4 2.1% Professional, Scientific, and Technical Services 193.9 1.8% Retail Trade 174.9 1.7% Other Services (except Public Administration) 161.5 1.5% Agriculture, Forestry, Fishing and Hunting 157.3 1.5% Wholesale Trade 132.1 1.3% Transportation and Warehousing 118.8 1.1% Arts, Entertainment, and Recreation 87.5 0.8% Administrative and Support and Waste Management 75.7 0.7% Public Administration 62.5 0.6% Other 119.1 1.1% Grand Total $4,258.5 40.4%

area of focus - office portfolio (non-owner occupied)1 15 Office Property Type 1 all graphs depicted on this slide only include office loans greater than $2.5 million All dollars shown in millions • $485 million balance represents 4.6% of total loan portfolio • $76 million are less than $2.5 million individually; 100% pass risk rating • $409 million managed by investor real estate line of business • 72% of portfolio is suburban • Average LTV of 63% • Majority of exposure is in our metro markets and secured by suburban Class A & Class B assets with recourse to the sponsor • No exposure to gateway cities • $7 million on nonaccrual status • $24 million rated special mention Office Property Footprint Office Property Market $355 87% $38 9% $16 4% General Office Medical Mixed Use $314 77% $95 23% Footprint Out of Footprint $293 72% $111 27% $5 1% Suburban Urban Small Market

deposits 16 Deposit Product Mix (Avg) 2Q23 Average Deposit Progression All dollars shown in millions Total growth/(decline): ($98.3) million -$287.2 -$56.4 -$102.0 $57.2 $95.1 $214.0 -$19.0 Noninterest-bearing Interest-bearing demand Savings Money Markets Retail CDs Brokered Deposits Public Funds Noninterest- bearing $3,501 28% Interest-bearing demand $1,635 13% Savings $1,257 10% Money Markets $2,131 17% Retail CDs $1,045 8% Brokered Deposits $1,322 10% Public Funds $1,823 14% Total $12.7 billion average deposit trends 17 All dollars shown in millions, except for uninsured deposits, which are shown in billions Business Public Funds Personal Uninsured Deposits Uninsured deposits (per call report instructions) 4,581$ Less: Public funds 1,658 Less: Intercompany deposits 391 Adjusted uninsured deposits 2,532 Borrowing capacity 5,840 Borrowing capacity in excess of adjusted uninsured deposits $ 3,308 Borrowing capacity as a % of adjusted uninsured deposits 230.6% Adjusted uninsured deposits to total deposits 19.8% $5,821$5,903$5,910$6,095$6,232$6,171 2Q231Q234Q223Q222Q221Q22 $3,664$3,881$4,133$4,052$4,051$4,192 2Q231Q234Q223Q222Q221Q22 $1,823$1,842$2,026$2,005$2,082$2,121 2Q231Q234Q223Q222Q221Q22

average deposit trends-continued 18 All dollars shown in billions 2023 Average deposits by month $5.91 $5.90 $5.90 $5.89 $5.78 $5.79 $3.98 $3.88 $3.79 $3.69 $3.65 $3.65 $1.91 $1.85 $1.77 $1.74 $1.84 $1.88 $11.80 $11.63 $11.45 $11.32 $11.28 $11.32 January February March April May June Personal Business Public Funds

noninterest income 19 Noninterest Income 2Q23 Highlights All dollars shown in thousands • Total fee income 25.1% of net revenue • Foreign exchange income of $15.0 million; decreased $1.9 million, or 11.0%, from the linked quarter • Leasing business income of $10.3 million; decreased $3.4 million, or 24.9%, from the linked quarter due to change in product mix • Record trust and wealth management fees of $6.7 million increased $0.4 million, or 6.0%, from the linked quarter • Deposit service charge income of $7.0 million; increased $0.5 million, or 7.0%, from the linked quarter • Mortgage banking income of $3.8 million; increased $1.5 million, or 64.4%, from the linked quarter • Client derivative income of $1.8 million; $0.8 million, or 81.8%, increase from the linked quarter Service Charges $6,972 13% Wealth Mgmt $6,713 13% Bankcard income $3,692 7% Client derivative fees $1,827 4% Foreign exchange income $15,039 28% Leasing business income $10,265 19% Mortgage origination income $3,839 7% Other $4,911 9% Total $53.3 million noninterest expense 20 Noninterest Expense 2Q23 Highlights All dollars shown in thousands • Core expenses increased $2.3 million, or 2%, primarily due to annual merit increases and higher marketing expenses; partially offset by lower fraud and leasing business expenses • Adjustments include: • $1.0 million tax credit investment writedown • $1.7 million of costs related to online banking conversion • $1.0 million of other costs not expected to recur such as acquisition, branch consolidation and severance costs Salaries and benefits $74,199 62%Occupancy and equipment $8,968 7% Data processing $9,871 8% Professional services $2,308 2% Intangible amortization $2,601 2% Leasing business expense $6,730 6% Other $15,938 13% Total $120.6 million current expected credit losses - loans and leases 21 ACL / Total Loans 2Q23 Highlights All dollars shown in thousands • $166.9 million combined ACL; $10.7 million combined provision expense • $148.6 million ACL – loans and leases; increase driven by slower prepayment rates, net charge-offs and loan growth; 1.41% of loan balances • Utilized Moody’s June baseline forecast in quantitative model • $18.2 million ACL – unfunded commitments ACL by Loan Type All dollars shown in millions $148.6$141.6$133.0$124.1$117.9 1.41% 1.36%1.29%1.27%1.25% 2Q231Q234Q223Q222Q22 Allowance for Credit Losses ACL / Total Loans 2Q22 3Q22 4Q22 1Q23 2Q23 Loans Commercial and industrial 39,179$ 41,032$ 42,313$ 45,905$ 42,627$ Lease financing 2,212 2,450 3,571 3,950 8,069 Real estate -construction 11,965 14,046 13,527 13,646 11,778 Real estate - commercial 39,856 38,071 41,106 42,020 44,451 Real estate - residential 7,383 9,422 12,684 15,536 19,405 Home equity 10,980 11,620 12,447 13,380 15,067 Installment 1,189 4,855 4,945 4,693 4,466 Credit card 5,121 2,600 2,384 2,461 2,783 ACL-loan and lease losses 117,885$ 124,096$ 132,977$ 141,591$ 148,646$ ACL-unfunded commitments 16,661$ 17,046$ 18,388$ 20,223$ 18,229$

asset quality 22 Nonperforming Assets / Total AssetsClassified Assets / Total Assets Net Charge Offs & Provision Expense1 . 1 Provision includes both loans & leases and unfunded commitments All dollars shown in millions $2.0 $1.7 $(0.2) $0.0 $5.7 -$0.8 $8.3 $10.0 $10.5 $10.7 0.22% 0.00% -0.01% 0.07%0.08% 2Q22 3Q22 4Q22 1Q23 2Q23 NCOs Provision Expense NCOs / Average Loans $54.0 $34.8 $39.8 $47.4$50.2 0.32% 0.21%0.23%0.28%0.31% 2Q231Q234Q223Q222Q22 NPAs NPAs / Total Assets $138.9 $159.0 $128.1 $115.0$119.8 0.81% 0.94% 0.75% 0.69%0.74% 2Q231Q234Q223Q222Q22 Classified Assets Classified Assets / Total Assets

capital 23 Tier 1 Common Equity Ratio Total Capital Ratio Tangible Common Equity Ratio 6/30 Risk Weighted Assets = $13,118,477 All capital numbers are considered preliminary. 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. Adjusted TCE excludes impact from AOCI Tier 1 Capital Ratio 6.40% 5.79% 5.95% 6.47% 6.56% 8.01% 8.07% 8.20% 8.54% 8.76% 2Q22 3Q22 4Q22 1Q23 2Q23 TCE ratio Adjusted TCE ratio1 11.30%11.00%10.83%10.82%10.91% 7.00% 2Q231Q234Q223Q222Q22 Tier 1 Common Equity Ratio Basel III minimum 11.64%11.34%11.17%11.17%11.28% 8.50% 2Q231Q234Q223Q222Q22 Tier 1 Capital Ratio Basel III minimum 13.94%13.66%13.64%13.73%13.94% 10.50% 2Q231Q234Q223Q222Q22 Total Capital Ratio Basel III minimum capital ratios including all unrealized losses1 24 Tier 1 Common Equity Ratio Total Capital Ratio 6/30 Risk Weighted Assets = $13,118,477 All capital numbers are considered preliminary. 1 Assumes Company holds cash proceeds of securities sales Tier 1 Capital Ratio 9.48%9.37%8.93%8.83% 9.90% 7.00% 2Q231Q234Q223Q222Q22 Tier 1 Common Equity Ratio Basel III minimum 1 9.85%9.74%9.30%9.21% 10.30% 8.50% 2Q231Q234Q223Q222Q22 Tier 1 Capital Ratio Basel III minimum1 12.32%12.23%11.96%11.99% 13.22% 10.50% 2Q231Q234Q223Q222Q22 Total Capital Ratio Basel III minimum1 capital strategy 25 Strategy & DeploymentTangible Book Value Per Share • 4.5% annualized dividend yield • 33.3% of 2Q23 earnings returned to shareholders through common dividend • Most recent internal stress testing indicates capital ratios above regulatory minimums in all modeled scenarios • Common dividend expected to remain unchanged in near-term • No shares repurchased in 2Q23; no plans to repurchase shares in near- term • 2.4% increase in TBV per share driven by strong earnings during the period $11.02 $10.76 $9.97 $9.48 $10.27 2Q231Q234Q223Q222Q22 Tangible Book Value per Share

outlook commentary1 • Loan balances expected to grow mid single digits in near-term • Deposit balances expected to increase modestly in near-term • Investment portfolio expected to decline as cash flows fund loan growth 26 • Total noninterest expense expected to be $117 - 119 million • Expected to be stable excluding growth in leasing business expense • Incentive expense will fluctuate with fee income Noninterest Expense Net Interest Margin Balance Sheet Credit • Continued stability in credit quality metrics • ACL coverage expected to be slightly higher • Uncertainty regarding inflation and macroeconomic environment Noninterest Income • Total expected fee income of $53 - 55 million 1 See Forward Looking Statement Disclosure on page 2-3 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods. • 4.25% - 4.35% which assumes a 25 bp Fed Funds hike in July • Uncertainty remains around Fed Funds path, deposit repricing, loan growth Capital • Expect to maintain dividend at current levels

The Company’s Investor Presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 27 appendix: non-GAAP measures appendix: non-GAAP to GAAP reconciliation 28 All dollars shown in thousands Net interest income and net interest margin - fully tax equivalent June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2023 2023 2022 2022 2022 Net interest income 159,232$ 159,318$ 157,896$ 137,892$ 117,010$ Tax equivalent adjustment 1,601 1,424 1,553 1,712 1,625 Net interest income - tax equivalent 160,833$ 160,742$ 159,449$ 139,604$ 118,635$ Average earning assets 14,403,542$ 14,326,645$ 14,136,477$ 13,917,815$ 13,780,243$ Net interest margin1 4.43% 4.51% 4.43% 3.93% 3.41 % Net interest margin (fully tax equivalent)1 4.48% 4.55% 4.47% 3.98% 3.45 % Three months ended 1 Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

appendix: non-GAAP to GAAP reconciliation 29 All dollars shown in thousands Additional non-GAAP ratios June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2023 2023 2022 2022 2022 Net income (a) 65,667$ 70,403$ 69,086$ 55,705$ 51,520$ Average total shareholders' equity 2,137,765 2,082,210 2,009,564 2,089,179 2,099,670 Less: Goodwill (1,005,791) (1,005,713) (998,575) (999,690) (999,958) Other intangibles (89,878) (92,587) (95,256) (97,781) (100,354) Average tangible equity (b) 1,042,097 983,910 915,733 991,708 999,358 Total shareholders' equity 2,143,419 2,121,496 2,041,373 1,994,132 2,068,670 Less: Goodwill (1,005,828) (1,005,738) (1,001,507) (998,422) (999,959) Other intangibles (88,662) (91,169) (93,919) (96,528) (99,019) Ending tangible equity (c) 1,048,929 1,024,589 945,947 899,182 969,692 Less: AOCI (353,010) (328,059) (358,663) (354,570) (243,328) Ending tangible equity less AOCI (d) 1,401,939 1,352,648 1,304,610 1,253,752 1,213,020 Total assets 17,090,149 16,933,884 17,003,316 16,623,793 16,243,714 Less: Goodwill (1,005,828) (1,005,738) (1,001,507) (998,422) (999,959) Other intangibles (88,662) (91,169) (93,919) (96,528) (99,019) Ending tangible assets (e) 15,995,659 15,836,977 15,907,890 15,528,843 15,144,736 Risk-weighted assets (f) 13,118,477 13,025,552 12,923,233 12,467,422 11,982,860 Total average assets 16,968,055 16,942,999 16,767,598 16,385,989 16,185,978 Less: Goodwill (1,005,791) (1,005,713) (998,575) (999,690) (999,958) Other intangibles (89,878) (92,587) (95,256) (97,781) (100,354) Average tangible assets (g) 15,872,386$ 15,844,699$ 15,673,767$ 15,288,518$ 15,085,666$ Ending shares outstanding (h) 95,185,483 95,190,406 94,891,099 94,833,964 94,448,792 Ratios Return on average tangible shareholders' equity (a)/(b) 25.27% 29.02% 29.93% 22.29% 20.68% Ending tangible equity as a percent of: Ending tangible assets (c)/(e) 6.56% 6.47% 5.95% 5.79% 6.40% Risk-weighted assets (c)/(f) 8.00% 7.87% 7.32% 7.21% 8.09% Ending tangible equity excluding AOCI as a percent of: Ending tangible assets (d)/(e) 8.76% 8.54% 8.20% 8.07% 8.01% Average tangible equity as a percent of average tangible assets (b)/(g) 6.57% 6.21% 5.84% 6.49% 6.62% Tangible book value per share (c)/(h) 11.02$ 10.76$ 9.97$ 9.48$ 10.27$ Three months ended, appendix: non-GAAP to GAAP reconciliation 30 All dollars shown in thousands Additional non-GAAP measures 4Q22 3Q22 As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f) 159,232$ 159,232$ 159,318$ 159,318$ 157,896$ 157,896$ 137,892$ 137,892$ Provision for credit losses-loans and leases (j) 12,719 12,719 8,644 8,644 8,689 8,689 7,898 7,898 Provision for credit losses-unfunded commitments (j) (1,994) (1,994) 1,835 1,835 1,341 1,341 386 386 Noninterest income 53,258 53,258 55,543 55,543 56,035 56,035 42,534 42,534 less: gains (losses) on security transactions (466) 121 922 (880) less: other 227 - - - Total noninterest income (g) 53,258 53,497 55,543 55,422 56,035 55,113 42,534 43,414 Noninterest expense 120,615 120,615 116,693 116,693 124,442 124,442 125,068 125,068 less: tax credit investment writedown 984 104 6,406 17,212 less: Summit acquisition costs 1,717 31 149 76 less: Other 1,044 2,000 558 1,671 Total noninterest expense (e) 120,615 116,870 116,693 114,558 124,442 117,329 125,068 106,109 Income before income taxes (i) 81,150 85,134 87,689 89,703 79,459 85,650 47,074 66,913 Income tax expense 15,483 15,483 17,286 17,286 10,373 10,373 (8,631) (8,631) plus: tax effect of adjustments 81 82 5,061 13,598 plus: after-tax impact of tax credit investments @ 21% 837 423 1,300 4,166 Total income tax expense (h) 15,483 16,401 17,286 17,791 10,373 16,734 (8,631) 9,133 Net income (a) 65,667$ 68,733$ 70,403$ 71,912$ 69,086$ 68,916$ 55,705$ 57,780$ Average diluted shares (b) 95,185 95,185 95,190 95,190 94,832 94,832 94,794 94,794 Average assets (c) 16,968,055 16,968,055 16,942,999 16,942,999 16,767,598 16,767,598 16,385,989 16,385,989 Average shareholders' equity 2,137,765 2,137,765 2,082,210 2,082,210 2,009,564 2,009,564 2,089,179 2,089,179 Less: Goodwill and other intangibles (1,095,669) (1,095,669) (1,098,300) (1,098,300) (1,093,831) (1,093,831) (1,097,471) (1,097,471) Average tangible equity (d) 1,042,097 1,042,097 983,910 983,910 915,733 915,733 991,708 991,708 Ratios Net earnings per share - diluted (a)/(b) 0.69$ 0.72$ 0.74$ 0.76$ 0.73$ 0.73$ 0.59$ 0.61$ Return on average assets - (a)/(c) 1.55% 1.62% 1.69% 1.72% 1.63% 1.63% 1.35% 1.40% Pre-tax, pre-provision return on average assets - ((a)+(j)+(h))/(c) 2.17% 2.27% 2.35% 2.40% 2.12% 2.26% 1.34% 1.82% Return on average tangible shareholders' equity - (a)/(d) 25.27% 26.46% 29.02% 29.64% 29.93% 29.86% 22.29% 23.12% Efficiency ratio - (e)/((f)+(g)) 56.8% 54.9% 54.3% 53.3% 58.2% 55.1% 69.3% 58.5% Effective tax rate - (h)/(i) 19.1% 19.3% 19.7% 19.8% 13.1% 19.5% -18.3% 13.6% (Dollars in thousands, except per share data) 2Q23 1Q23

31 First Financial Bancorp First Financial Center 255 East Fifth Street Cincinnati, OH 45202